TOUCHSTONE FUNDS GROUP TRUST

Touchstone Impact Bond Fund (the "Fund")

Supplement dated November 24, 2021 to the Prospectus
and Summary Prospectus dated November 22, 2021,
as may be amended or supplemented from time to time

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Subject to approval by the Board of Trustees of the Touchstone Funds Group Trust (the “Board”) on behalf of the Fund, the Fund will make the following change, effective on or about February 18, 2022:

Subject to Board approval, the Fund will revise its current non-fundamental investment policy to clarify the Fund’s focus on investing in fixed-income securities that meet certain positive impact criteria. The table below sets forth the Fund’s current 80% investment policy and the Fund’s revised 80% investment policy. The revised policy will be effective on or about February 18, 2022, subject to approval by the Board.

Current policy:	Revised policy (subject to Board approval):
The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.	The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities that meet certain positive impact criteria. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

There are no other changes to the Fund’s investment policies or strategies other than those detailed herein.

Please contact your tax advisor, financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TIMPX-S4-2111